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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                       Date of Report: December 3, 2002
                       --------------------------------
                       (Date of earliest event reported)


                                  MetLife, Inc.
                                  -------------
             (Exact name of registrant as specified in its charter)



 Delaware                                1-15787                  13-4075851
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(State or other jurisdiction        (Commission File         (I.R.S. Employer
of incorporation)                   Number)                  Identification No.)




              One Madison Avenue, New York, New York 10010-3690
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             (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (212) 578-2211
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Item 5. Other Events.

        On December 3, 2002, MetLife, Inc., a Delaware corporation, entered into
(i) an underwriting agreement (attached hereto as Exhibit 1.1 and incorporated herein by reference), (ii) a pricing agreement relating to $400 million aggregate principal amount of 5.375% senior notes due December 15, 2012 (the "2012 Senior Notes") (attached hereto as Exhibit 1.2 and incorporated herein by reference), and (iii) a pricing agreement relating to $600 million aggregate principal amount of 6.50% senior notes due December 15, 2032 (the "2032 Senior Notes;" the 2032 Senior Notes, together with the 2012 Senior Notes, collectively, the "Senior Notes") (attached hereto as Exhibit 1.3 and incorporated herein by reference), each among MetLife, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Securities, Inc., pursuant to which Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Securities, Inc. as representatives of the underwriters named in the pricing agreements, agreed to purchase the Senior Notes from MetLife, Inc.

        The Senior Notes were sold pursuant to the shelf registration statement filed by MetLife, Inc. with the Securities and Exchange Commission on May 30, 2001 and a prospectus supplement dated December 3, 2002 and accompanying prospectus dated June 1, 2001.

        The terms of the Senior Notes are set forth in an indenture dated as of November 9, 2001 (previously filed as an exhibit to a Form 8-K filed by MetLife, Inc. with the Securities and Exchange Commission on November 28, 2001 and incorporated herein by reference), as supplemented by (i) a third supplemental indenture dated as of December 10, 2002 (attached hereto as Exhibit 4.1 and incorporated herein by reference) and (ii) a fourth supplemental indenture dated as of December 10, 2002 (attached hereto as Exhibit 4.2 and incorporated herein by reference).

Item 7.  Financial Statements and Exhibits.

  (c)    Exhibits

 1.1 Underwriting Agreement dated December 3, 2002 among MetLife, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Securities, Inc., as Representatives of the several Underwriters named in the Pricing Agreements included as Exhibits 1.2 and 1.3 below.

 1.2 Pricing Agreement dated December 3, 2002 among MetLife, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Securities, Inc., as Representatives of the several Underwriters named therein, relating to the 5.375% Senior Notes due December 15, 2012 (the "2012 Senior Notes").

 1.3 Pricing Agreement dated December 3, 2002 among MetLife, Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Securities, Inc., as Representatives of the several Underwriters named therein, relating to the 6.50% Senior Notes due December 15, 2032 (the "2032 Senior Notes").

 4.1 Third Supplemental Indenture dated as of December 10, 2002 between MetLife, Inc. and Bank One Trust Company, N.A., as Trustee, relating to the 2012 Senior Notes.

 4.2 Fourth Supplemental Indenture dated as of December 10, 2002 between MetLife, Inc. and Bank One Trust Company, N.A., as Trustee, relating to the 2032 Senior Notes.

 4.3     Form of 2012 Senior Note (filed as Exhibit A to Exhibit 4.1 above).

 4.4     Form of 2032 Senior Note (filed as Exhibit A to Exhibit 4.2 above).

12.1     Computation of Ratio of Earnings to Fixed Charges.




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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               METLIFE, INC.


                               By:   /s/ Gwenn L. Carr
                                     -------------------------------------
                                     Name:  Gwenn L. Carr
                                     Title:  Vice-President and Secretary




Date: December 17, 2002








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                                  EXHIBIT INDEX


Exhibit
Number            Exhibit
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 1.1              Underwriting Agreement dated December 3, 2002 among MetLife,
                  Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Securities, Inc., as Representatives of the several Underwriters named in the Pricing Agreements included as Exhibits 1.2 and 1.3 below.

 1.2              Pricing Agreement dated December 3, 2002 among MetLife, Inc.
                  and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Securities, Inc., as Representatives of the several Underwriters named therein, relating to the 5.375% Senior Notes due December 15, 2012 (the "2012 Senior Notes").

 1.3 Pricing Agreement dated December 3, 2002 among MetLife, Inc., and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Securities, Inc. as Representatives of the several Underwriters named therein, relating to the 6.50% Senior Notes due December 15, 2032 (the "2032 Senior Notes").

 4.1 Third Supplemental Indenture dated as of December 10, 2002 between MetLife, Inc. and Bank One Trust Company, N.A., as Trustee, relating to the 2012 Senior Notes.

 4.2 Fourth Supplemental Indenture dated as of December 10, 2002 between MetLife, Inc. and Bank One Trust Company, N.A., as Trustee, relating to the 2032 Senior Notes.

 4.3 Form of 2012 Senior Note (filed as Exhibit A to Exhibit 4.1 above).

 4.4 Form of 2032 Senior Note (filed as Exhibit A to Exhibit 4.2 above).

12.1              Computation of Ratio of Earnings to Fixed Charges.